OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2023
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM ASSETS	OTHER LONG-TERM ASSETS
Brookfield Renewable’s other long-term assets as at December 31 are as follows:

(MILLIONS)	Note	2023	2022
Contract asset		$314	$341
Long-term receivables		382	235
Due from related parties	28	135	128
Restricted cash	21	81	52
Intangibles(1)		15	209
Other		84	86
		$1,011	$1,051
(1)Relates to certain power generating facilities that operate under service concession arrangements.
At December 31, 2023 and 2022, restricted cash was held primarily to satisfy operations and maintenance reserve requirements, lease payments and credit agreements.
Contract assets are the result of contract amendments made to Brookfield Renewable’s long-term power purchase agreements with Brookfield associated with generating assets in Ontario held by Great Lakes Power Limited and Mississagi Power Trust. The net impact of these changes were offset by changes to Brookfield Renewable’s long-term energy revenue agreement with Brookfield associated with several entities owned by Brookfield Renewable in the United States, however the changes resulted in a difference in timing of cash flows. As a result, the amendments were accounted for in reflection of their substance, with the recognition of contract asset and liability balances and net financing charges to be recognized over the remainder of the term of the agreements. There are no material provisions for expected credit losses on contract assets. See Note 28 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.